Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Preferred and Income Securities Fund
(the ”Fund”)

Supplement to the Prospectus dated February 6, 2013

Dated September 25, 2013

Effective September 30, 2013, notwithstanding anything to the contrary in the prospectus or statement of additional information, the section entitled “General Information–Distributions–Distribution Schedule” is hereby replaced in its entirety with the following:

“Dividends from net investment income are normally declared and distributed monthly and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.”

Please Keep this Supplement with Your Fund Prospectus
 for Future Reference